SUPPLEMENT

dated March 25, 2025 to the

PROSPECTUS

and the

STATEMENT OF ADDITIONAL INFORMATION

dated May 31, 2024, as amended

Yorktown Short Term Bond Fund

Yorktown Multi-Sector Bond Fund

Yorktown Treasury Advanced Total Return Fund

(Class A, Class L, Class C and Institutional Class Shares)

Effective immediately, all references to Barry Weiss as portfolio manager are hereby deleted.

Please retain this supplement with your records.